         -----------------------------------------------------------------
                                        THE
                                      TURKISH
                                     INVESTMENT
                                     FUND, INC.
         -----------------------------------------------------------------





                                  SEMI-ANNUAL REPORT
                                   APRIL 30, 1999
                       MORGAN STANLEY DEAN WITTER INVESTMENT
                                  MANAGEMENT INC.
                                 INVESTMENT ADVISER




                          THE TURKISH INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT AND ACTING SECRETARY

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISERS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Dean Witter Investment Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England

--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
(800) 342-8756

--------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
----------
For the six months ended April 30, 1999, The Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 86.49% compared to 85.28% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the "Index"). For the period since the Fund's commencement of operations on December 5, 1989 through April 30, 1999, the Fund's total return, based on net asset value per share, was -6.73% compared to 43.38% for the Index. On April 30, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $7 5/8, representing a 15.2% discount to the Fund's net asset value per share.

The Fund's strong performance for the six months ending April 30, 1999 was attributable, in part, to a large position in Aksigorta AS, Turkey's largest non-life insurance provider and an overweight position in Yapi Ve Kredi Bankasi, one of Turkey's top banks with a strong retail franchise.

Since last year's collapse of Turkey's coalition government, financial markets have remained focused on the country's political developments and the build up to parliamentary elections in April. Despite the efforts of some disgruntled members of parliament in March to prevent the elections, the process went smoothly. Although the campaigning period was relatively short, by the time elections were held, most market participants anticipated a generally positive outcome, namely the return to power of a two-party ANAP-DSP (center- right, center-left) coalition. In anticipation of a return to political stability and the resumption of last year's reform process, the market rallied 47% through April 19, the day of the elections. The rally was led by the banking sector, with most banks rising over 50%.

The market's rally was brought to a temporary halt by the surprising results; the most important of which was the significant jump in support for the MHP party (the Nationalist Action Party, considered far-right). The MHP, which received 8% of the vote during the last parliamentary elections in 1995, won 18% of the electorate. The votes for the MHP came at the expense of several parties. The CHP party, which helped bring down the coalition government last year, received only 8% of the vote and thus won no seats. ANAP, the center right party and formerly one of the largest in the parliament, received only 13% of the vote. In all, five parties reached the necessary 10% threshold. The center-left Democratic Left Party (DSP) won the most seats, receiving 22% of the vote and 136 seats. The DSP is led by Bulent Ecevit, whose popularity had been significantly boosted by the capture of Kurdish terrorist leader Abdullah Ocalan during his interim leadership. In accordance with Parliamentary procedure, President Demiral promptly handed the mandate to Ecevit to form a government.

Due to the diffuse election results, a strong two party coalition is not likely to be formed. Few political analysts expected the MHP to post a strong showing and thus the market was caught unprepared. The day after the elections, the market focused on the MHP's economic and political platform as it would be impossible to form a stable government without them. Although uncertainty remains, the MHP has presented a manifesto that is clearly consistent with the other potential coalition partners and it appears that a DSP-ANAP- MHP coalition
may be formed.   Most importantly, from a market point of view, it appears that
DSP and ANAP would win the most important economic posts in such a coalition. Although this government is one of many since the foundation of the Turkish Republic, a broad consensus appears to be forming that Turkey must continue on the reform path. After a brief-lived sell-off immediately following the elections, the market remained stable from April to the end of May.

In the aftermath of the elections and the formation of a new government, investor attention will likely be dominated by relations between Turkey and the IMF and whether an agreement involving financial assistance can be signed. An IMF loan would allow the government to reduce the average cost of funding government debt as the money could be used to pay down domestic debt. In addition, with the IMF's stamp of approval, it will improve Turkey's ability to access international capital markets and obtain additional financing from the World Bank. Thus far, Turkey has stated its willingness to commit to the structural reforms necessary to strike a new agreement, but there will be strings attached to a deal. The IMF will require the fulfillment of prior actions, which must be taken before the final approval of the program. These actions are likely to include: the passage of the banking law, tightening of fiscal policy and possibly first steps toward large-scale privatizations. Turkey has been in a Staff Monitored Program (SMP) with the IMF since mid-1998 and has successfully passed the quarterly tests.


Over the past few months, the Turkish economy has slowed sharply. Industrial production, which peaked toward the end of 1997 at 20% year-on-year growth rates, was negative during the first few months of 1999.

Capacity utilization continued to decline, falling from 74.4% at 1998 year-end to a low of 72% in February, before recovering to 75.7% in March. During the first quarter of 1999 Turkey experienced negative growth and the first half of 1999 will be flat at best. For the year as a whole, growth may be around 2% which, by historical standards, is very low. Not surprisingly, corporate earnings thus far this year have been poor. Fiscal policy remains relatively conservative. There has been some deterioration in the primary surplus, but it is due more to recession-induced decline in revenue than intensified pre-election spending.

During 1998 and the beginning of 1999, Turkey's inflation rate fell steadily helped by declining oil prices, a restrictive monetary policy and the contraction in domestic demand. In March, inflation as measured by wholesale price inflation (WPI) fell to a low of 48.2% year-on-year. But by April, the reversal in oil prices worldwide and increases in private manufacturing sector prices signaled the end of the year-long inflation fall as WPI rose to 50%. A gradual pick up in inflation during the second quarter is likely, due to increasing commodity prices (especially oil prices), the need to raise public sector prices, and a likely recovery in private sector consumer demand.

The one benefit resulting from Turkey's weak economy is an improvement in the country's balance of payments situation. There has been no pressure on the trade deficit, current account or Central Bank foreign exchange reserves. The improved trade situation is being driven by a sharp fall in imports due to weak domestic demand. During the first two months of the year, the trade deficit reached about $1 billion - less than half of last year's level.

Turkey has faced a turbulent last 12 months, including domestic political turmoil and foreign shocks, such as the Russian ruble devaluation. Although some have described the country's financial situation as 'fragile', Turkey has proven to be remarkably resilient. Despite factors such as the shock of the Russian crisis, the Brazilian devaluation and generally inhospitable international capital markets, Turkey has managed to successfully refinance all of its debt obligations and keep its currency regime intact. Turkey must now continue with the successful reform process that was prematurely aborted last year.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR



May 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.





--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, CAN NOW BE ACCESSED AT www.msdw.com/institutional/investmentmanagement.

The Turkish Investment Fund, Inc.
Investment Summary as of April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL                                                               TOTAL RETURN (%)
INFORMATION                                  ------------------------------------------------------------------------
                                                 MARKET VALUE (1)      NET ASSET VALUE (2)            INDEX (3)
                                             ----------------------   ----------------------   ----------------------
                                                            AVERAGE                  AVERAGE                  AVERAGE
                                             CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                                             ----------     -------   ----------     -------   ----------     -------
                    FISCAL YEAR TO DATE        80.99%         --         86.49%        --         85.28%        --
                    ONE YEAR                   -2.43        -2.43%       -6.56       -6.56%      -18.44       -18.44%
                    FIVE YEAR                   7.38         1.43       153.82       20.48       211.58        25.52
                    SINCE INCEPTION*          -20.98        -2.47        -6.73       -0.74        43.38         3.91


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                     [GRAPH]

                                                           YEARS ENDED OCTOBER 31:                                      SIX MONTHS
                                                                                                                           ENDED
                                                                                                                         APRIL 30,
                                 1990*     1991      1992      1993      1994      1995      1996      1997     1998       1999
                                ------    ------    ------    ------    ------    ------    ------    ------   ------   ---------
Net Asset Value Per Share. . .  $12.78     $5.16     $4.69     $9.41     $4.89     $5.93     $5.57     $8.74    $4.94       $9.00
Market Value Per Share . . . .   $9.38     $7.00     $6.00    $10.38     $6.88     $5.88     $5.38     $7.63    $4.31       $7.63
Premium/(Discount) . . . . . .   -26.6%     35.7%     27.9%     10.3%     40.7%     -0.8%     -3.5%    -12.7%   -12.8%      -15.2%
Income Dividends . . . . . . .   $0.03        --     $0.07     $0.04     $0.12        --     $0.12     $0.14    $0.14       $0.12
Capital Gains
  Distributions. . . . . . . .      --     $0.07     $0.17        --        --        --        --        --       --          --
Fund Total Return (2). . . . .   14.80%   -59.27%    -6.36%   102.39%   -47.61%    21.27%    -4.09%    60.76%  -42.39%      86.49%
Index Total Return (3) . . . .   93.17%   -64.65%   -21.03%   156.26%   -45.26%    26.48%    -4.24%    87.70%  -50.28%      85.28%


(1)  Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International (MSCI) Turkey Index is an unmanaged index of common stocks. As of April 30, 1999, the Index was 56% weighted in the banking sector. Due to SEC requirements, the Fund is allowed to invest no more than 25% of its net assets in any one sector.
 *   The Fund commenced operations on December 5, 1989.

The Turkish Investment Fund, Inc.
Portfolio Summary as of April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]


Equity Securities                  (99.1%)
Short-Term Investments              (0.9%)


--------------------------------------------------------------------------------
SECTORS

[PIE CHART]

Appliances & Household Durables     (6.0%)
Banking                            (25.3%)
Beverages & Tobacco                (12.6%)
Building Materials & Components     (6.4%)
Diversified Operations              (4.0%)
Electrical & Electronics            (7.3%)
Energy Sources                      (4.1%)
Insurance                          (10.9%)
Merchandising                      (12.3%)
Utilities -- Electrical & Gas       (4.3%)
Other                               (6.8%)


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS


                                                     PERCENT OF
                                                     NET ASSETS
                                                     ----------
     1.   Migros Turk TAS                              12.3%
     2.   Yapi Ve Kredi Bankasi                        12.0
     3.   Aksigorta AS                                 10.9
     4.   Vestel Elektronik Sanayi Ve Ticaret AS        7.3
     5.   Akbank TAS                                    6.6
     6.   Arcelik                                       6.0
     7.   Ege Biracilik Ve Malt Sanayii                 5.8
     8.   Akcansa Cimento AS                            5.6
     9.   Erciyas Biracilik Ve Malt                     4.4
     10.  Turcas Petroculuk AS                          4.3
                                                       ----
                                                       75.2%
                                                       ----
                                                       ----

FINANCIAL STATEMENTS
--------
STATEMENT OF NET ASSETS (UNAUDITED)
--------
APRIL 30, 1999

                                                                           VALUE
                                                      SHARES                (000)
---------------------------------------------------------------------------------
TURKISH COMMON STOCKS (100.1%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES (6.0%)
   Arcelik AS                                     89,907,000     U.S.$     3,556
                                                                 ---------------
--------------------------------------------------------------------------------
BANKING (25.3%)
   Akbank TAS                                    123,500,000               3,940
(a)Turkiye Garanti Bankasi                        41,200,000               1,866
(a)Turkiye Garanti Bankasi GDS                        17,946                  82
   Turkiye Is Bankasi                             41,505,000               2,039
   Yapi Ve Kredi Bankasi                         298,202,813               7,153
                                                                 ---------------
                                                                          15,080
                                                                 ---------------
--------------------------------------------------------------------------------
BEVERAGES & TOBACCO (12.6%)
   Ege Biracilik Ve Malt Sanayii                  33,920,322               3,462
   Erciyas Biracilik Ve Malt                      94,732,668               2,599
   Guney Biracilik Ve Malt Sanayii                36,293,250               1,482
                                                                 ---------------
                                                                           7,543
                                                                 ---------------
--------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (6.4%)
   Adana Cimento                                  16,044,000                 522
   Akcansa Cimento AS                            130,138,571               3,321
                                                                 ---------------
                                                                           3,843
                                                                 ---------------
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS (4.0%)
   Dogan Yayin Holding                           191,470,500               2,394
                                                                 ---------------
--------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (7.3%)
(a)Vestel Elektronik Sanayi Ve Ticaret AS         40,730,032               4,365
                                                                 ---------------
--------------------------------------------------------------------------------
ENERGY SOURCES (4.1%)
   Cukurova Elektrik AS                            1,960,000               2,426
                                                                 ---------------
--------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (1.6%)
   Tat Konserve Sanayii AS                        23,107,000                 929
                                                                 ---------------
--------------------------------------------------------------------------------
INSURANCE (10.9%)
   Aksigorta AS                                  100,122,000               6,515
                                                                 ---------------
--------------------------------------------------------------------------------
MERCHANDISING (12.3%)
   Migros Turk TAS                                 5,316,000               7,326
                                                                 ---------------
--------------------------------------------------------------------------------
MULTI-INDUSTRY (2.1%)
   Alarko Holding AS                              64,000,000               1,258

                                                                 ---------------
--------------------------------------------------------------------------------
OIL & GAS (1.9%)
   Aygaz AS                                       13,306,000               1,155
                                                                 ---------------
--------------------------------------------------------------------------------
TRANSPORTATION -- AIRLINES (1.3%)
   Usas Ucak Servisi AS                              493,000                 805
                                                                 ---------------
--------------------------------------------------------------------------------
UTILITIES -- ELECTRICAL & GAS (4.3%)
   Turcas Petroculuk AS                          109,601,000     U.S.$     2,573
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL TURKISH COMMON STOCKS
   (Cost U.S.$47,576)                                                     59,768
                                                                 ---------------
--------------------------------------------------------------------------------

                                                        FACE
                                                      AMOUNT
                                                        (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.9%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.9%)
   Chase Securities, Inc., 4.68%,
    dated 4/30/99, due 5/3/99,
    to be repurchased at
    U.S.$519, collateralized by
    U.S.$415 U.S. Treasury Bond
    8.125%, due 8/15/19, valued
    at U.S.$529 (Cost U.S.$519)              U.S.$       519                 519
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
   (Cost U.S.$48,095)                                                     60,287
                                                                 ---------------
--------------------------------------------------------------------------------
                                                      AMOUNT              AMOUNT
                                                        (000)               (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.9%)
   Cash                                                   46
   Receivable for Investments Sold                       448
   Net Unrealized Appreciation on
    Open Forward Foreign Currency
    Contracts                                              5
   Other Assets                                           19                 518
                                                ---------------  ---------------
--------------------------------------------------------------------------------
LIABILITIES (-1.9%)
   Payable For:
    Investments Purchased                               (752)
    Fund Shares Redeemed                                (113)
    Shareholder Reporting Expenses                       (60)
    Investment Advisory Fees                             (42)
    Professional Fees                                    (42)
    Custodian Fees                                       (42)
    Directors' Fees and Expenses                         (28)
    Administrative Fees                                  (11)
   Other Liabilities                                     (23)             (1,113)
                                                ---------------  ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 6,633,780 issued and
    outstanding U.S.$ 0.01 par value shares
    (30,000,000 shares authorized)                               U.S.$    59,692
                                                                 ---------------
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S.$      9.00
                                                                 ---------------
                                                                 ---------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                          AMOUNT
                                                                            (000)
--------------------------------------------------------------------------------
AT APRIL 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
   Common Stock                                                  U.S.$        66
   Capital Surplus                                                        76,516
   Accumulated Net Investment Loss                                          (453)
   Accumulated Net Realized Loss                                         (28,636)
   Unrealized Appreciation on Investments and
     Foreign Currency Translations                                        12,199
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                 U.S.$    59,692
                                                                 ---------------
                                                                 ---------------
--------------------------------------------------------------------------------

(a) -- Non-income producing.
GDS -- Global Depositary Shares.
       April 30, 1999 exchange rate -- Turkish Lira (TRL) 391,860 = U.S.$1.00.



       The accompanying notes are an integral part of the financial statements.


                                                                                              SIX MONTHS
                                                                                                 ENDED
                                                                                            APRIL 30, 1999
                                                                                              (UNAUDITED)
STATEMENT OF OPERATIONS                                                                          (000)
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$     15
-----------------------------------------------------------------------------------------------------------
      Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               15
-----------------------------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              209
   Custodian Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               84
   Shareholder Reporting Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . .               76
   Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               55
   Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               48
   Directors' Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . .               16
   Annual Meeting and Proxy Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .               14
   Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                5
   Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                8
-----------------------------------------------------------------------------------------------------------
      Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              515
-----------------------------------------------------------------------------------------------------------
        Net Investment Loss  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (500)
-----------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,149
   Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (165)
-----------------------------------------------------------------------------------------------------------
      Net Realized Gain  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              984
-----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Appreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           27,446
   Appreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . . .               39
-----------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . . . .           27,485
-----------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation . . . . . . .           28,469
-----------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . .     U.S.$ 27,969
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------


                                                                         SIX MONTHS
                                                                            ENDED
                                                                        APRIL 30, 1999        YEAR ENDED
                                                                         (UNAUDITED)       OCTOBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                          (000)                (000)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net Investment Income (Loss). . . . . . . . . . . . . . . . . . . . U.S.$     (500)      U.S.$     997
   Net Realized Gain . . . . . . . . . . . . . . . . . . . . . . . . .            984               5,541
   Change in Unrealized Appreciation/Depreciation. . . . . . . . . . .         27,485             (32,369)
-----------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations . .         27,969             (25,831)
-----------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income . . . . . . . . . . . . . . . . . . . . . . .           (821)               (972)
-----------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Repurchase of Shares (355,350 and 57,300 shares, respectively). . .         (2,007)               (262)
-----------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) . . . . . . . . . . . . . . . . . . . . .         25,141             (27,065)

NET ASSETS:
   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . .         34,551              61,616
-----------------------------------------------------------------------------------------------------------
   End of Period (including accumulated net investment loss of
     U.S.$453 and undistributed net investment income of U.S.$868,
     respectively) . . . . . . . . . . . . . . . . . . . . . . . . . .  U.S.$  59,692       U.S.$  34,551
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


                                                           SIX MONTHS
                                                              ENDED
                                                            APRIL 30,                YEAR ENDED OCTOBER 31,
SELECTED PER SHARE DATA                                       1999      ---------------------------------------------
AND RATIOS:                                                (UNAUDITED)                1998                1997
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . .            U.S.$   4.94        U.S.$   8.74        U.S.$   5.57
---------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) . . . . . . . . .                   (0.07)               0.14                0.18
Net Realized and Unrealized Gain (Loss)
 on Investments  . . . . . . . . . . . . . . .                    4.20               (3.80)               3.13
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations . . . . .                    4.13               (3.66)               3.31
---------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income  . . . . . . . . . . .                   (0.12)              (0.14)              (0.14)
---------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased . .                    0.05                  --                  --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . .            U.S.$   9.00        U.S.$   4.94        U.S.$   8.74
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . . . .            U.S.$   7.63        U.S.$   4.31        U.S.$   7.63
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . . . . . . .                  80.99%              (42.36)%             45.34%
  Net Asset Value (1)  . . . . . . . . . . . .                  86.49%              (42.39)%             60.76%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)  . . . .            U.S.$59,692         U.S.$ 34,551        U.S.$ 61,616
---------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets  . . .                   2.32%*               1.71%               1.91%
Ratio of Net Investment Income (Loss)
 to Average Net Assets . . . . . . . . . . . .                  (2.25)%*              1.76%               2.57%
Portfolio Turnover Rate  . . . . . . . . . . .                    108%                  68%                 51%
---------------------------------------------------------------------------------------------------------------------


SELECTED PER SHARE DATA                                 -----------------------------------------------------
AND RATIOS:                                                      1996                1995                1994
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . .           U.S.$   5.93         U.S.$  4.89        U.S.$   9.41
-------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) . . . . . . . . .                   0.17                0.13                0.07
Net Realized and Unrealized Gain (Loss)
 on Investments  . . . . . . . . . . . . . . .                  (0.41)               0.91               (4.47)
-------------------------------------------------------------------------------------------------------------
    Total from Investment Operations . . . . .                  (0.24)               1.04               (4.40)
-------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income  . . . . . . . . . . .                  (0.12)                 --               (0.12)
-------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased . .                     --                  --                  --
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . .           U.S.$   5.57         U.S.$  5.93        U.S.$   4.89
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . . . .           U.S.$   5.38         U.S.$  5.88        U.S.$   6.88
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . . . . . . .                  (6.58)%            (14.55)%            (33.19)
  Net Asset Value (1)  . . . . . . . . . . . .                  (4.09)%             21.27%             (47.61)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)  . . . .           U.S.$ 39,254         U.S.$41,757       U.S.$  34,447
-------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets  . . .                   2.07%               1.91%               2.16%
Ratio of Net Investment Income (Loss)
 to Average Net Assets . . . . . . . . . . . .                   3.23%               2.18%               1.03%
Portfolio Turnover Rate  . . . . . . . . . . .                     60%                 48%                 68%
-------------------------------------------------------------------------------------------------------------


 *   Annualized
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.


       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)
-----------

     The Turkish Investment Fund, Inc. (the "Fund") was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all securities listed on the Istanbul Stock Exchange are valued at the last quoted sales price. Unlisted securities and listed securities not traded on valuation date for which market quotations are readily available are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Securities purchased with remaining maturities of sixty days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. Currently, the Fund is not subject to any Turkish taxes.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which equals or exceeds the principal amount of the repurchase transaction, plus accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. To the extent that proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, the Fund may incur a loss. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4.   FOREIGN CURRENCY TRANSLATION:    The books and records of the Fund are
     maintained in U.S. dollars. Amounts denominated in Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rate of exchange on valuation date;

      - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-date. Income distributions and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for foreign currency transactions and securities designated as "passive foreign investment companies" for tax purposes.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

B. Morgan Stanley Dean Witter Investment Management Inc. and Morgan Stanley Dean Witter Investment Management Limited provide investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, advisory fees are computed weekly and payable monthly at an annual rate of 0.95% of the Fund's first $50 million of average weekly net assets, 0.75% of the next $50 million of average weekly net assets and 0.55% of average weekly net assets in excess of $100 million.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. During the six months ended April 30, 1999, the Fund made purchases and sales totaling $47,443,670 and $48,244,917, respectively, of investment securities other than long-term U.S. Government securities and short- term investments. There were no purchases or sales of long-term U.S. Government securities. At April 30, 1999, the U.S. Federal income tax cost basis of securities was approximately $48,095,000 and accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $12,192,000, of which $17,683,000 related to appreciated securities and $5,491,000 related to depreciated securities. At October 31, 1998, the Fund had capital loss carryforwards totaling approximately $29,321,000 available to offset future capital gains of which $8,367,000, $17,764,000, $2,484,000 and $706,000 will expire on October 31, 2000, 2001, 2002, and 2004, respectively. To the extent that future capital gains are offset by these loss carryforwards, such gains will not be distributed to shareholders.

F. A substantial portion of the Fund's net assets consists of equity securities of Turkish companies denominated in Turkish lira which may subject the Fund to investment risks not normally associated with investing in securities of U.S. corporations, including volatility and illiquidity of the Turkish securities markets and fluctuation in the value of the Turkish lira against the U.S. dollar which are influenced in part by the high inflation rate in Turkey.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions will be treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at April 30, 1999 totaled $25,500 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During the six months ended April 30, 1999, the Fund incurred $118,943 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

I. On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through April 30, 1999, the Fund repurchased 412,650 shares or 5.86% of its Common Stock at an average price per share of $5.45 and an average discount of 14.95% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

YEAR 2000 DISCLOSURE:

The investment advisory services provided to the Fund by the Advisers depend on the smooth operation of their computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Advisers are monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Investors Bank and Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

   Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

   The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

   In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

   Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                         The Turkish Investment Fund, Inc.
                         Investors Bank and Trust Company
                         Dividend Reinvestment and Cash Purchase Plan
                         P.O. Box 1537
                         Boston, MA 02205
                         1-800-730-6001